UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2015

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2015, Chicago Mercantile Exchange Inc. ("CME"), a wholly owned subsidiary of CME Group Inc., entered into a renewal of its 364-day multi-currency credit facility (the "Credit Facility") with each of the banks from time to time party thereto; Bank of America, N.A., as Administrative Agent; Deutsche Bank Trust Company Americas, as Collateral Agent; Bank of China, Chicago Branch, Barclays Bank PLC, BMO Harris Bank N.A., Citibank, N.A., Commerzbank AG, New York Branch, Lloyds Bank PLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., United Overseas Bank Limited, New York Agency, and Wells Fargo Bank, National Association, as Syndication Agents; the Bank of Nova Scotia, as Document Agent; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of China, Chicago Branch, Barclays Bank PLC, BMO Harris Bank N.A., Citibank, N.A., Commerzbank AG, New York Branch, Lloyds Bank PLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., United Overseas Bank Limited, New York Agency, and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Bookrunners.

The Credit Facility is for a line of credit for $7 billion to provide temporary liquidity to CME in circumstances where CME is entitled to use the guaranty fund, performance bonds and other collateral of its clearing members to satisfy any outstanding obligations of any defaulting clearing member to CME as provided in the CME Rulebook and in circumstances where problems exist with a money transfer system that affect CME’s operations. The Credit Facility is collateralized by clearing firm guaranty fund contributions and performance bond assets held by CME. The Credit Facility also provides CME the ability to seek to increase the line of credit from $7 billion to $10 billion, provided, however, the participating banks are not obligated to comply with CME's request.

The foregoing description of the Credit Facility is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Credit Facility, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

364-day multi-currency credit facility, dated as of November 5, 2015, between Chicago Mercantile Exchange Inc., certain lenders and Bank of America, N.A., as Administrative Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

November 10, 2015	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Senior Managing Director, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	364-day multi-currency credit facility, dated as of November 5, 2015, between Chicago Mercantile Exchange Inc., certain lenders and Bank of America, N.A., as Administrative Agent.